UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2017

JANEL CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

303 Merrick Road, Lynbrook, New York 11563

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (516) 256-8143

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02.	Unregistered Sales of Equity Securities.

On August 29, 2017, the Board of Directors of Janel Corporation (the “Company”) approved the following equity grants to a consultant to the Company:

1.	Grant of 35,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), as a Restricted Stock Award pursuant to the Company’s 2017 Equity Incentive Plan (the “2017 Plan”), vesting one-third on each of the first, second and third anniversaries of the grant date.

2.	Options to purchase 45,000 shares of Common Stock, at an exercise price of $8.04 per share, 15,000 shares of which vest and become exercisable on each of the first, second and third anniversaries of the grant date.

Prior to the August 29, 2017 grants, the Company made the following equity grants:

1.	Options granted on May 12, 2017 to Gerard van Kesteren, a Director of the Company pursuant to the 2017 Plan to purchase 6,524 shares of Common Stock, at an exercise price of $8.01 per share, vesting and becoming exercisable in three tranches on each of October 1, 2017, 2018 and 2019.

2.	Grant on May 12, 2017 to Gerard van Kesteren, a Director of the Company, of 15,000 shares of Common Stock, as a Restricted Stock Award pursuant to the 2017 Plan, vesting one-third on each of the first, second and third anniversaries of the grant date.

3.	As disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2016, options granted on October 1, 2016 to a consultant to the Company to purchase 6,053 shares of Common Stock, at an exercise price of $4.13 per share, vesting and becoming exercisable in three tranches on each of the first, second and third anniversaries of the grant date.

The above grants were made to accredited investors in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2017, the Company announced the resignation of Carlos Pla as Chief Financial Officer effective August 31, 2017.

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Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Restricted Stock Award Agreement between Janel Corporation and Gerard van Kesteren dated May 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: September 5, 2017	By:	/s/ Brendan Killackey
Brendan Killackey
Chief Executive Officer

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